Exhibit 99.1

Press Release:

For Immediate Release

INVESTORS:	MEDIA:
Trent Kruse	Christopher Savarese
(717) 975-3710	(717) 975-5718
investor@riteaid.com	Christopher.Savarese@riteaid.com

Rite Aid Corporation Reports Fiscal 2021 Third Quarter Results

•	Revenues Increased 12.0 Percent – Driven by Growth in Both Retail Pharmacy and Pharmacy Services Segments

•	Increased Market Share in both Front-End and Pharmacy

•	Third Quarter Net Income from Continuing Operations of $4.3 Million or $0.08 Per Share, Compared to the Prior Year Third Quarter Net Income of $52.3 Million or $0.98 Per Share

•	Third Quarter Adjusted Net Income from Continuing Operations of $21.6 Million or $0.40 Per Share, Compared to the Prior Year Third Quarter Adjusted Net Income of $29.1 Million or $0.54 Per Share

•	Third Quarter Adjusted EBITDA from Continuing Operations of $137.4 Million, Compared to the Prior Year Adjusted EBITDA of $158.1 Million

•	Company Narrows Fiscal 2021 Guidance

CAMP HILL, Pa. (December 17, 2020) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its third fiscal quarter ended November 28, 2020.

For the third quarter, the company reported net income from continuing operations of $4.3 million, or $0.08 income per share, Adjusted net income from continuing operations of $21.6 million, or $0.40 income per share, and Adjusted EBITDA from continuing operations of $137.4 million, or 2.3 percent of revenues.

“We are pleased with our third quarter performance as we continue to grow our business and achieve major physical and digital milestones through our RxEvolution strategy,” said Heyward Donigan, president and chief executive officer, Rite Aid. “We officially launched our new brand and logo, made substantial progress in evolving our merchandise mix to an assortment that best supports whole health, refreshed over 700 store exteriors, opened the first three new Store of the Future prototypes and began the integration of our two legacy PBMs. On the digital side, we launched a completely modernized Rite Aid online experience and mobile app and are set to launch our new member portal at Elixir.”

“Our teams are working hard to serve our customers during these challenging times. We have administered over one million COVID-19 tests and will be partnering with the CDC to help administer COVID-19 vaccines in our communities. I am so proud of our 50,000 associates and the strategic progress we’re making in our journey to revolutionize our industry and elevate our role as an indispensable healthcare provider. We are accelerating the key initiatives that support our strategy, and we will continue to deliver the operational excellence needed to achieve strong results as we generate cash flow, reduce debt and improve our leverage ratio.”

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Rite Aid FY 2021 Q3 Press Release - page 2

Consolidated Third Quarter Summary

(dollars in thousands)	Thirteen Week Period Ended		Thirty-nine Week Period Ended
	November 28, 2020	November 30, 2019	November 28, 2020	November 30, 2019
Revenues from continuing operations	$6,117,038	$5,462,298	$18,126,384	$16,201,151
Net income (loss) from continuing operations	4,324	52,286	(81,575)	(125,758)
Adjusted EBITDA from continuing operations	137,405	158,090	396,400	402,627

Revenues from continuing operations for the quarter were $6.12 billion compared to revenues from continuing operations of $5.46 billion in the prior year’s quarter. The increase in revenues was driven by growth at both the Retail Pharmacy and Pharmacy Services segments.

Net income from continuing operations was $4.3 million, or $0.08 per share, compared to last year’s third quarter net income from continuing operations of $52.3 million, or $0.98 per share. The decline in net income was due primarily to a $55.7 million gain on debt retirements in the prior year and a decrease in Adjusted EBITDA, partially offset by lower restructuring-related costs and a higher gain on sale of assets resulting from the sale-leaseback of the company’s Perryman, MD distribution center.

Adjusted EBITDA from continuing operations was $137.4 million, or 2.3 percent of revenues, compared to last year’s third quarter Adjusted EBITDA of $158.1 million, or 2.9 percent of revenues.

Retail Pharmacy Segment

(dollars in thousands)	Thirteen Week Period Ended		Thirty-nine Week Period Ended
	November 28, 2020	November 30, 2019	November 28, 2020	November 30, 2019
Revenues from continuing operations	$4,109,592	$3,909,946	$12,250,775	$11,622,858
Adjusted EBITDA from continuing operations	88,557	108,579	273,879	285,260

Retail Pharmacy Segment revenues from continuing operations increased 5.1 percent over the prior year quarter. Same store sales from continuing operations for the third quarter increased 4.3 percent over the prior year period, consisting of a 6.1 percent increase in pharmacy sales and a 0.7 percent decrease in front-end sales. Front-end same store sales, excluding cigarettes and tobacco products, increased 0.3 percent. Front-end sales benefited from increases in immunity, first aid and paper products, offset by decreases in over-the-counter products related to cough cold and flu and Halloween candy sales. The company increased its retail script share1, and also increased its front-end market share in both dollars and in unit sales2. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 3.1 percent over the prior year period driven by increases in maintenance prescriptions, supported by personalized Medication Therapy Management interventions and home deliveries. Flu immunizations increased by 28 percent over the prior year period, which offset a 19 percent decline in acute scripts related to cough cold and flu. In total, acute prescriptions decreased by 1.9 percent.

Retail Pharmacy Segment Adjusted EBITDA from continuing operations was $88.6 million, or 2.2 percent of revenues, for the third quarter compared to last year’s third quarter Adjusted EBITDA from continuing operations of $108.6 million or 2.8 percent of revenues. Gross profit dollars increased due to increased revenues, but gross margin rate declined due to reimbursement rate pressure and the impact of the reduction in over-the-counter front-end sales. Selling, general and administrative (SG&A) expenses improved as a percentage of sales, but SG&A dollars increased due to incremental costs associated with the COVID-19 pandemic and the absence of Transition Services Agreement income in the current quarter, as services under that agreement have been completed.

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1 – Source: IQVIA RxInsight. Share based on 30-day equivalent scripts in Rite Aid operating area.

2 – Source: IRI. Excludes tobacco, cigarettes, greeting cards and online sales. For drug store channel during Rite Aid’s third fiscal quarter.

Rite Aid FY 2021 Q3 Press Release - page 3

Pharmacy Services Segment

(dollars in thousands)	Thirteen Week Period Ended		Thirty-nine Week Period Ended
	November 28, 2020	November 30, 2019	November 28, 2020	November 30, 2019
Revenues from continuing operations	$2,084,402	$1,613,109	$6,100,026	$4,758,470
Adjusted EBITDA from continuing operations	48,848	49,511	122,521	117,367

Pharmacy Services Segment revenues were $2.1 billion, an increase of 29.2 percent compared to the prior year period. The increase in revenues was primarily the result of an increase of 252,000 Medicare Part D members.

Pharmacy Services Segment Adjusted EBITDA from continuing operations was $48.8 million, or 2.3 percent of revenues, for the third quarter and was flat to last year’s third quarter Adjusted EBITDA from continuing operations of $49.5 million, or 3.1 percent of revenues. The increase in revenues was offset by a decline in Adjusted EBITDA as a percent of revenues. The Pharmacy Services Segment benefited from reductions in payroll and indirect spend overall, but these benefits were offset by increased drug costs within Medicare Part D and SG&A spend related to an increase in Medicare Part D members. The Company expects Medicare Part D membership to decrease in fiscal 2022, but expects these members to be more profitable.

Outlook for Fiscal 2021

Rite Aid Corporation is narrowing its fiscal 2021 guidance. The company’s key guidance assumptions are as follows:

•	Benefits from initiatives to drive retail sales growth, offset by the impact of a less severe cough, cold and flu season on front end over-the-counter sales and related prescriptions;
•	A reduction in Medicare Part D membership beginning January 1;
•	Strong expense control across both the Retail Pharmacy and Pharmacy Services segments, offset by additional retail operating expenses caused by the recent increase in COVID-19 cases across many of our markets; and
•	Continued improvements in pharmacy network management at Elixir.

Rite Aid Corporation expects revenues to be between $23.9 billion and $24.2 billion in fiscal 2021 with same store sales expected to range from an increase of 3.5 percent to an increase of 4.5 percent over fiscal 2020.

Net loss is expected to be between $114 million and $89 million.

Adjusted EBITDA is expected to be between $490 million and $520 million.

Adjusted net income per share is expected to be between $0.45 and $0.85.

Capital expenditures are expected to be approximately $325 million, which includes our previously announced acquisition of Bartell Drugs.

Free cash flow is expected to be between $50 million and $100 million.

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Rite Aid FY 2021 Q3 Press Release - page 4

Conference Call Broadcast

Rite Aid will hold an analyst call at 8:30 a.m. Eastern Time today with remarks by Rite Aid's management team. The call will be broadcast via the Internet at https://www.riteaid.com/corporate/investor-relations/presentations. The telephone replay will be available beginning at 12 p.m. Eastern Time on Thursday, Dec. 17, 2020 and ending at 11:59 p.m. Eastern Time on Jan. 16, 2021. To access the replay of the call, telephone (800) 585-8367 or (416) 621-4642 and enter the seven-digit reservation number 3338667. The webcast replay of the call will also be available at https://www.riteaid.com/corporate/investor-relations/presentations starting at 12 p.m. Eastern Time today. The playback will be available until the company’s next conference call.

About Rite Aid Corporation

Rite Aid Corporation is on the front lines of delivering healthcare services and retail products to more than 1.6 million Americans daily. Our pharmacists are uniquely positioned to engage with customers and improve their health outcomes. We provide an array of whole being health products and services for the entire family through over 2,400 retail pharmacy locations across 18 states. Through Elixir, we provide pharmacy benefits and services to approximately 4 million members nationwide. For more information, www.riteaid.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid's outlook and guidance for fiscal 2021, the ability to generate positive free cash flows in fiscal 2021; the continued impact of the global coronavirus (COVID-19) pandemic on Rite Aid’s business; the ability to accelerate key initiatives and improve the operating performance of our stores; and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: the impact of COVID-19 on our workforce, operations, stores, expenses, and supply chain, and the operations of our customers, suppliers and business partners; our ability to successfully implement our RxEvolution strategy; our high level of indebtedness and our ability to satisfy our obligations and the other covenants contained in our debt agreements; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions, civil unrest (including any resulting store closures, damage, or loss of inventory), as well as other factors specific to the markets in which we operate; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; our ability to achieve cost savings and other benefits of our organizational restructuring within our anticipated timeframe, if at all; outcomes of legal and regulatory matters; and our ability to partner and have relationships with health plans and health systems.

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K, in Item 1A (Risk Factors) of our Quarterly Report on Form 10-Q filed on July 2, 2020 and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. To the extent that COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk factors.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made.

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Rite Aid FY 2021 Q3 Press Release - page 5

The degree to which COVID-19 may adversely affect Rite Aid’s results and operations, including its ability to achieve its outlook for fiscal 2021 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact (such as travel bans and restrictions, quarantines, shelter-in-place orders and shutdowns), including the reinstitution of more stringent regulations (including mandatory stay at home orders, the availability and rollout of vaccines to treat the virus), and how quickly and to what extent normal economic and operating conditions can resume. As a result, the impact on Rite Aid’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

Reconciliation of Non-GAAP Financial Measures

Rite Aid separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, non-recurring litigation settlement, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs and the WBA merger termination fee.

Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt modifications and retirements, the WBA merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation settlement, severance, restructuring-related costs and costs related to facility closures and gain or loss on sale of assets). The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid's results as if the company was on a FIFO inventory basis.

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	November 28, 2020	February 29, 2020
ASSETS
Current assets:
Cash and cash equivalents	$50,813	$218,180
Accounts receivable, net	1,770,691	1,286,785
Inventories, net of LIFO reserve of $509,337 and $539,640	1,971,250	1,921,604
Prepaid expenses and other current assets	116,463	181,794
Current assets held for sale	42,231	92,278
Total current assets	3,951,448	3,700,641
Property, plant and equipment, net	1,045,682	1,215,838
Operating lease right-of-use assets	2,892,445	2,903,256
Goodwill	1,108,136	1,108,136
Other intangibles, net	291,013	359,491
Deferred tax assets	16,680	16,680
Other assets	123,999	148,327
Total assets	$9,429,403	$9,452,369

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$7,097	$8,840
Accounts payable	1,482,521	1,484,081
Accrued salaries, wages and other current liabilities	676,582	746,318
Current portion of operating lease liabilities	489,867	490,161
Current liabilities held for sale	-	37,063
Total current liabilities	2,656,067	2,766,463
Long-term debt, less current maturities	3,200,577	3,077,268
Long-term operating lease liabilities	2,676,153	2,710,347
Lease financing obligations, less current maturities	17,098	19,326
Other noncurrent liabilities	268,973	204,438
Total liabilities	8,818,868	8,777,842

Commitments and contingencies	-	-
Stockholders' equity:
Common stock	55,251	54,716
Additional paid-in capital	5,895,709	5,890,903
Accumulated deficit	(5,294,608)	(5,222,194)
Accumulated other comprehensive loss	(45,817)	(48,898)
Total stockholders' equity	610,535	674,527
Total liabilities and stockholders' equity	$9,429,403	$9,452,369

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended November 28, 2020	Thirteen weeks ended November 30, 2019
Revenues	$6,117,038	$5,462,298
Costs and expenses:
Cost of revenues	4,913,939	4,273,323
Selling, general and administrative expenses	1,156,355	1,134,854
Lease termination and impairment charges	7,453	166
Interest expense	50,835	57,856
Gain on debt retirements, net	-	(55,692)
Gain on sale of assets, net	(16,305)	(1,371)

	6,112,277	5,409,136

Income from continuing operations before income taxes	4,761	53,162
Income tax expense	437	876
Net income from continuing operations	4,324	52,286
Net loss from discontinued operations, net of tax	-	(801)
Net income	$4,324	$51,485

Basic and diluted income per share:

Numerator for income per share:
Net income from continuing operations attributable to common stockholders - basic and diluted	$4,324	$52,286
Net loss from discontinued operations attributable to common stockholders - basic and diluted	-	(801)
Income attributable to common stockholders - basic and diluted	$4,324	$51,485

Denominator:
Basic weighted average shares	53,744	53,310
Outstanding options and restricted shares, net	335	274
Diluted weighted average shares	54,079	53,584

Basic income per share
Continuing operations	$0.08	$0.98
Discontinued operations	$-	$(0.01)
Net basic income per share	$0.08	$0.97

Diluted income per share
Continuing operations	$0.08	$0.98
Discontinued operations	$-	$(0.02)
Net diluted income per share	$0.08	$0.96

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended November 28, 2020	Thirty-nine weeks ended November 30, 2019
Revenues	$18,126,384	$16,201,151
Costs and expenses:
Cost of revenues	14,564,621	12,741,014
Selling, general and administrative expenses	3,469,644	3,433,036
Lease termination and impairment charges	22,734	2,115
Intangible asset impairment charges	29,852	-
Interest expense	151,389	176,228
Gain on debt modifications and retirements, net	(5,274)	(55,692)
Gain on sale of assets, net	(17,473)	(5,670)

	18,215,493	16,291,031

Loss from continuing operations before income taxes	(89,109)	(89,880)
Income tax (benefit) expense	(7,534)	35,878
Net loss from continuing operations	(81,575)	(125,758)
Net income (loss) from discontinued operations, net of tax	9,161	(1,695)
Net loss	$(72,414)	$(127,453)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss from continuing operations attributable to common stockholders - basic and diluted	$(81,575)	$(125,758)
Net income (loss) from discontinued operations attributable to common stockholders - basic and diluted	9,161	(1,695)
Loss attributable to common stockholders - basic and diluted	$(72,414)	$(127,453)

Denominator:
Basic and diluted weighted average shares	53,600	53,159

Basic and diluted loss per share
Continuing operations	$(1.52)	$(2.37)
Discontinued operations	$0.17	$(0.03)
Net basic and diluted loss per share	$(1.35)	$(2.40)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended November 28, 2020	Thirteen weeks ended November 30, 2019
OPERATING ACTIVITIES:
Net income	$4,324	$51,485
Net loss from discontinued operations, net of tax	-	(801)
Net income from continuing operations	$4,324	$52,286
Adjustments to reconcile to net cash provided by operating activities of continuing operations:
Depreciation and amortization	83,336	82,007
Lease termination and impairment charges	7,453	166
LIFO credit	(9,487)	(7,440)
Gain on sale of assets, net	(16,305)	(1,371)
Stock-based compensation expense	2,867	3,506
Gain on debt retirements, net	-	(55,692)
Changes in operating assets and liabilities:
Accounts receivable	128,777	252,767
Inventories	(24,005)	19,333
Accounts payable	(488)	47,378
Operating lease right-of-use assets and operating lease liabilities	(6,826)	(12,179)
Other assets	(4,248)	1,959
Other liabilities	57,351	40,993
Net cash provided by operating activities of continuing operations	222,749	423,713
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(64,304)	(45,075)
Intangible assets acquired	(6,131)	(17,727)
Proceeds from dispositions of assets and investments	3,176	51,548
Proceeds from sale-leaseback transactions	80,551	-
Net cash provided by (used in) investing activities of continuing operations	13,292	(11,254)
FINANCING ACTIVITIES:
Net payments to revolver	(309,000)	(115,000)
Principal payments on long-term debt	(1,194)	(101,251)
Change in zero balance cash accounts	32,374	(66,461)
Payments for taxes related to net share settlement of equity awards	(64)	(587)
Financing fees paid for early debt redemption	-	(518)
Deferred financing costs paid	(74)	-
Net cash used in financing activities of continuing operations	(277,958)	(283,817)
Cash flows from discontinued operations:
Operating activities of discontinued operations	-	(4,876)
Investing activities of discontinued operations	-	23,551
Net cash provided by discontinued operations	-	18,675
(Decrease) increase in cash and cash equivalents	(41,917)	147,317
Cash and cash equivalents, beginning of period	92,730	142,181
Cash and cash equivalents, end of period	$50,813	$289,498

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended November 28, 2020	Thirty-nine weeks ended November 30, 2019
OPERATING ACTIVITIES:
Net loss	$(72,414)	$(127,453)
Net income (loss) from discontinued operations, net of tax	9,161	(1,695)
Net loss from continuing operations	$(81,575)	$(125,758)
Adjustments to reconcile to net cash (used in) provided by operating activities of continuing operations:
Depreciation and amortization	249,556	248,977
Lease termination and impairment charges	22,734	2,115
Intangible asset impairment charges	29,852	-
LIFO (credit) charge	(30,303)	7,553
Gain on sale of assets, net	(17,473)	(5,670)
Stock-based compensation expense	8,677	13,598
Gain on debt modifications and retirements, net	(5,274)	(55,692)
Changes in deferred taxes	-	26,979
Changes in operating assets and liabilities:
Accounts receivable	(507,778)	99,498
Inventories	(19,532)	(92,657)
Accounts payable	1,460	(38,245)
Operating lease right-of-use assets and operating lease liabilities	(25,319)	22,803
Other assets	75,265	(42,715)
Other liabilities	45,867	32,889
Net cash (used in) provided by operating activities of continuing operations	(253,843)	93,675
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(127,389)	(129,135)
Intangible assets acquired	(28,703)	(33,435)
Proceeds from insured loss	12,500	-
Proceeds from dispositions of assets and investments	9,086	55,971
Proceeds from sale-leaseback transactions	89,012	-
Net cash used in investing activities of continuing operations	(45,494)	(106,599)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	849,918	-
Net proceeds from revolver	341,000	260,000
Principal payments on long-term debt	(1,057,376)	(104,702)
Change in zero balance cash accounts	5,545	(11,749)
Payments for taxes related to net share settlement of equity awards	(2,165)	(1,573)
Financing fees paid for early debt redemption	(2,399)	(518)
Deferred financing costs paid	(14,674)	(315)
Net cash provided by financing activities of continuing operations	119,849	141,143
Cash flows from discontinued operations:
Operating activities of discontinued operations	(82,189)	(7,148)
Investing activities of discontinued operations	94,310	24,074
Net cash provided by discontinued operations	12,121	16,926
(Decrease) increase in cash and cash equivalents	(167,367)	145,145
Cash and cash equivalents, beginning of period	218,180	144,353
Cash and cash equivalents, end of period	$50,813	$289,498

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended November 28, 2020	Thirteen weeks ended November 30, 2019
Retail Pharmacy Segment
Revenues from continuing operations (a)	$4,109,592	$3,909,946
Cost of revenues from continuing operations (a)	3,029,884	2,839,094
Gross profit from continuing operations	1,079,708	1,070,852
LIFO credit from continuing operations	(9,487)	(7,440)
FIFO gross profit from continuing operations	1,070,221	1,063,412
Adjusted EBITDA gross profit from continuing operations	1,072,547	1,065,523

Gross profit as a percentage of revenues - continuing operations	26.27%	27.39%
LIFO credit as a percentage of revenues - continuing operations	-0.23%	-0.19%
FIFO gross profit as a percentage of revenues - continuing operations	26.04%	27.20%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	26.10%	27.25%

Selling, general and administrative expenses from continuing operations	1,067,027	1,044,236
Adjusted EBITDA selling, general and administrative expenses from continuing operations	983,990	956,944
Selling, general and administrative expenses as a percentage of revenues - continuing operations	25.96%	26.71%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	23.94%	24.47%

Cash interest expense	47,500	54,068
Non-cash interest expense	3,335	3,788
Total interest expense	50,835	57,856
Interest expense - continuing operations	50,835	57,856
Interest expense - discontinued operations	-	-

Adjusted EBITDA - continuing operations	88,557	108,579
Adjusted EBITDA as a percentage of revenues - continuing operations	2.15%	2.78%

Pharmacy Services Segment
Revenues (a)	$2,084,402	$1,613,109
Cost of revenues (a)	1,961,011	1,494,986
Gross profit	123,391	118,123

Gross profit as a percentage of revenues	5.92%	7.32%

Adjusted EBITDA	48,848	49,511
Adjusted EBITDA as a percentage of revenues	2.34%	3.07%

(a) -	Revenues and cost of revenues include $76,956 and $60,757 of inter-segment activity for the thirteen weeks ended November 28, 2020 and November 30, 2019, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION
(Dollars in thousands)
(unaudited)

	Thirty-nine weeks ended November 28, 2020	Thirty-nine weeks ended November 30, 2019
Retail Pharmacy Segment
Revenues from continuing operations (a)	$12,250,775	$11,622,858
Cost of revenues from continuing operations (a)	9,027,618	8,489,067
Gross profit from continuing operations	3,223,157	3,133,791
LIFO (credit) charge from continuing operations	(30,303)	7,553
FIFO gross profit from continuing operations	3,192,854	3,141,344
Adjusted EBITDA gross profit from continuing operations	3,227,196	3,151,043

Gross profit as a percentage of revenues - continuing operations	26.31%	26.96%
LIFO (credit) charge as a percentage of revenues - continuing operations	-0.25%	0.06%
FIFO gross profit as a percentage of revenues - continuing operations	26.06%	27.03%
Adjusted EBITDA gross profit as a percentage of revenues - continuing operations	26.34%	27.11%

Selling, general and administrative expenses from continuing operations	3,206,078	3,160,379
Adjusted EBITDA selling, general and administrative expenses from continuing operations	2,953,317	2,865,783
Selling, general and administrative expenses as a percentage of revenues - continuing operations	26.17%	27.19%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues - continuing operations	24.11%	24.66%

Cash interest expense	141,635	164,982
Non-cash interest expense	9,754	11,246
Total interest expense	151,389	176,228
Interest expense - continuing operations	151,389	176,228
Interest expense - discontinued operations	-	-

Adjusted EBITDA - continuing operations	273,879	285,260
Adjusted EBITDA as a percentage of revenues - continuing operations	2.24%	2.45%

Pharmacy Services Segment
Revenues (a)	$6,100,026	$4,758,470
Cost of revenues (a)	5,761,420	4,432,124
Gross profit	338,606	326,346

Gross profit as a percentage of revenues	5.55%	6.86%

Adjusted EBITDA	122,521	117,367
Adjusted EBITDA as a percentage of revenues	2.01%	2.47%

(a) -	Revenues and cost of revenues include $224,417 and $180,177 of inter-segment activity for the thirty-nine weeks ended
November 28, 2020 and November 30, 2019, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Thirteen weeks ended November 28, 2020	Thirteen weeks ended November 30, 2019
Reconciliation of net income to adjusted EBITDA:
Net income - continuing operations	$4,324	$52,286
Adjustments:
Interest expense	50,835	57,856
Income tax expense	437	876
Depreciation and amortization	83,336	82,007
LIFO credit	(9,487)	(7,440)
Lease termination and impairment charges	7,453	166
Gain on debt retirements, net	-	(55,692)
Merger and Acquisition-related costs	1,136	-
Stock-based compensation expense	2,867	3,506
Restructuring-related costs	12,175	25,275
Inventory write-downs related to store closings	704	93
Gain on sale of assets, net	(16,305)	(1,371)
Other	(70)	528
Adjusted EBITDA - continuing operations	$137,405	$158,090
Percent of revenues - continuing operations	2.25%	2.89%

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Thirty-nine weeks ended November 28, 2020	Thirty-nine weeks ended November 30, 2019
Reconciliation of net loss to adjusted EBITDA:
Net loss - continuing operations	$(81,575)	$(125,758)
Adjustments:
Interest expense	151,389	176,228
Income tax (benefit) expense	(7,534)	35,878
Depreciation and amortization	249,556	248,977
LIFO (credit) charge	(30,303)	7,553
Lease termination and impairment charges	22,734	2,115
Intangible asset impairment charges	29,852	-
Gain on debt modifications and retirements, net	(5,274)	(55,692)
Merger and Acquisition-related costs	1,136	3,599
Stock-based compensation expense	8,677	13,598
Restructuring-related costs	71,096	93,770
Inventory write-downs related to store closings	2,596	4,083
Gain on sale of assets, net	(17,473)	(5,670)
Other	1,523	3,946
Adjusted EBITDA - continuing operations	$396,400	$402,627
Percent of revenues - continuing operations	2.19%	2.49%

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
ADJUSTED NET INCOME
(Dollars in thousands, except per share amounts)
(unaudited)

	Thirteen weeks ended November 28, 2020	Thirteen weeks ended November 30, 2019
Net income from continuing operations	$4,324	$52,286
Add back - Income tax expense	437	876
Income before income taxes - continuing operations	4,761	53,162

Adjustments:
Amortization expense	21,236	24,920
LIFO credit	(9,487)	(7,440)
Gain on debt retirements, net	-	(55,692)
Merger and Acquisition-related costs	1,136	-
Restructuring-related costs	12,175	25,275

Adjusted income before income taxes - continuing operations	29,821	40,225

Adjusted income tax expense (a)	8,243	11,090
Adjusted net income from continuing operations	$21,578	$29,135

Adjusted net income per diluted share - continuing operations:

Numerator for adjusted net income per diluted share:
Adjusted net income from continuing operations	$21,578	$29,135

Denominator:
Basic weighted average shares	53,744	53,310
Outstanding options and restricted shares, net	335	274
Diluted weighted average shares	54,079	53,584

Net income from continuing operations per diluted
share - continuing operations	$0.08	$0.98

Adjusted net income per diluted share - continuing operations	$0.40	$0.54

(a) The fiscal year 2021 and 2020 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirteen weeks ended November 28, 2020 and

November 30, 2019, respectively.

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
ADJUSTED NET INCOME
(Dollars in thousands, except per share amounts)
(unaudited)

	Thirty-nine weeks ended November 28, 2020	Thirty-nine weeks ended November 30, 2019
Net loss from continuing operations	$(81,575)	$(125,758)
Add back - Income tax (benefit) expense	(7,534)	35,878
Loss before income taxes - continuing operations	(89,109)	(89,880)

Adjustments:
Amortization expense	68,351	79,176
LIFO (credit) charge	(30,303)	7,553
Intangible asset impairment charges	29,852	-
Gain on debt modifications and retirements, net	(5,274)	(55,692)
Merger and Acquisition-related costs	1,136	3,599
Restructuring-related costs	71,096	93,770

Adjusted income before income taxes - continuing operations	45,749	38,526

Adjusted income tax expense (a)	12,645	10,622
Adjusted net income from continuing operations	$33,104	$27,904

Adjusted net income per diluted share - continuing operations:

Numerator for adjusted net income per diluted share:
Adjusted net income from continuing operations	$33,104	$27,904

Denominator:
Basic weighted average shares	53,600	53,159
Outstanding options and restricted shares, net	754	775
Diluted weighted average shares	54,354	53,934

Net loss from continuing operations per diluted
share - continuing operations	$(1.52)	$(2.37)

Adjusted net income per diluted share - continuing operations	$0.61	$0.52

(a) The fiscal year 2021 and 2020 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirty-nine weeks ended November 28, 2020 and

November 30, 2019, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirteen weeks ended November 28, 2020	Thirteen weeks ended November 30, 2019
Reconciliation of adjusted EBITDA gross profit:
Revenues	$4,109,592	$3,909,946
Gross Profit	1,079,708	1,070,852
Addback:
LIFO credit	(9,487)	(7,440)
Depreciation and amortization (cost of goods sold portion only)	1,945	2,070
Other	381	41
Adjusted EBITDA gross profit - continuing operations	$1,072,547	$1,065,523
Percent of revenues - continuing operations	26.10%	27.25%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$4,109,592	$3,909,946
Selling, general and administrative expenses	1,067,027	1,044,236
Less:
Depreciation and amortization (SG&A portion only)	67,641	65,267
Stock-based compensation expense	2,429	2,976
Merger and Acquisition-related costs	1,136	-
Restructuring-related costs	11,605	18,415
Other	226	634
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$983,990	$956,944
Percent of revenues - continuing operations	23.94%	24.47%

Adjusted EBITDA - continuing operations	$88,557	$108,579

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirty-nine weeks ended November 28, 2020	Thirty-nine weeks ended November 30, 2019
Reconciliation of adjusted EBITDA gross profit:
Revenues	$12,250,775	$11,622,858
Gross Profit	3,223,157	3,133,791
Addback:
LIFO (credit) charge	(30,303)	7,553
Depreciation and amortization (cost of goods sold portion only)	6,775	6,538
Restructuring-related costs - SKU optimization charges	25,763	-
Other	1,804	3,161
Adjusted EBITDA gross profit - continuing operations	$3,227,196	$3,151,043
Percent of revenues - continuing operations	26.34%	27.11%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$12,250,775	$11,622,858
Selling, general and administrative expenses	3,206,078	3,160,379
Less:
Depreciation and amortization (SG&A portion only)	199,434	195,281
Stock-based compensation expense	7,785	12,673
Merger and Acquisition-related costs	1,136	2,828
Restructuring-related costs	41,992	78,851
Other	2,414	4,963
Adjusted EBITDA selling, general and administrative expenses - continuing operations	$2,953,317	$2,865,783
Percent of revenues - continuing operations	24.11%	24.66%

Adjusted EBITDA - continuing operations	$273,879	$285,260

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING FEBRUARY 27, 2021

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Total Revenues	$23,900,000	$24,200,000

PBM Revenues	$7,850,000	$7,950,000

Same store sales	3.50%	4.50%

Gross Capital Expenditures	$325,000	$325,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(113,800)	$(88,800)
Adjustments:
Interest expense	202,000	202,000
Income tax benefit	(12,000)	(7,000)
Depreciation and amortization	332,000	332,000
LIFO credit	(39,000)	(39,000)
Lease termination and impairment charges	57,000	57,000
Intangible asset impairment charges	30,000	30,000
Gain on debt modifications and retirements, net	(5,300)	(5,300)
Merger and Acquisition-related costs	1,200	1,200
Restructuring-related costs	80,000	80,000
Gain on sale of assets, net	(60,100)	(60,100)
Other	18,000	18,000
Adjusted EBITDA	$490,000	$520,000

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET INCOME GUIDANCE
YEAR ENDING FEBRUARY 27, 2021
(In thousands)
(unaudited)

	Guidance Range
	Low	High
Net loss	$(113,800)	$(88,800)
Add back - income tax benefit	(12,000)	(7,000)
Loss before income taxes	(125,800)	(95,800)

Adjustments:
Amortization expense	92,000	92,000
LIFO credit	(39,000)	(39,000)
Intangible asset impairment charges	30,000	30,000
Gain on debt modifications and retirements, net	(5,300)	(5,300)
Merger and Acquisition-related costs	1,200	1,200
Restructuring-related costs	80,000	80,000

Adjusted income before adjusted income taxes	33,100	63,100

Adjusted income tax expense	9,000	17,000
Adjusted net income	$24,100	$46,100

Diluted adjusted net income per share	$0.45	$0.85

RITE AID CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RECONCILIATION OF ADJUSTED EBITDA GUIDANCE TO FREE CASH FLOW
GUIDANCE
YEAR ENDING FEBRUARY 27, 2021
(In thousands)
(unaudited)

	Guidance Range
	Low	High

Adjusted EBITDA	$490,000	$520,000
Cash interest expense	(190,000)	(190,000)
Restructuring-related costs	(80,000)	(80,000)
Closed store rent	(25,000)	(25,000)
Working capital benefit	180,000	200,000
Cash flow from operations	375,000	425,000
Gross capital expenditures	(325,000)	(325,000)
Free cash flow	$50,000	$100,000